Exhibit 10.5

Execution Version

FIRST AMENDMENT TO

TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of March 15, 2017, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee (“Collateral Trustee”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent, Collateral Trustee and the financial institutions from time to time party thereto (the “Lenders”) have entered into that certain Term Loan Credit Agreement dated as of October 19, 2015 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Lenders party hereto, Borrower, the Guarantors, Administrative Agent (acting upon the instruction of the Lenders) and Collateral Trustee (acting upon the instruction of the Lenders), desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent, Collateral Agent and the Lenders party hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, effective as of the date hereof, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1    Deleted Definitions. Section 1.01 of the Credit Agreement is hereby amended to delete in their entirety all terms and their respective definitions for which all references are eliminated in the Credit Agreement as a result of the amendments set forth below.

1.2    Additional Definitions. The following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“1.5 Lien Collateral Agent” means Wilmington Trust, National Association (or other Person designated by the 1.5 Lien Indenture Trustee), or if the 1.5 Lien Notes Indenture ceases to exist, the collateral agent or other representative of 1.5 Lien Noteholders designated pursuant to the terms of the 1.5 Lien Note Documents and the Intercreditor Agreement.

“1.5 Lien Indenture Trustee” means Wilmington Trust, National Association, in its capacity as Trustee under the 1.5 Lien Notes Indenture.

“1.5 Lien Note Documents” means the 1.5 Lien Notes Indenture and each other Notes Document (as defined in the 1.5 Lien Notes Indenture).

“1.5 Lien Noteholders” means each Holder (as defined in the 1.5 Lien Notes Indenture).

“1.5 Lien Notes” means (a) the Borrower’s Senior Secured 1.5 Lien Notes due 2022 issued pursuant to the 1.5 Lien Notes Indenture (and, for the avoidance of doubt, shall include each “Note” issued under and as defined in the 1.5 Lien Notes Indenture) and (b) any Refinancing Indebtedness in respect thereof.

“1.5 Lien Notes Indenture” means that certain Indenture dated as of March 15, 2017, among the Borrower, the Guarantors (as defined therein), the 1.5 Lien Indenture Trustee, and the 1.5 Lien Collateral Trustee, as amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of the Intercreditor Agreement.

“1.75 Lien Agent” means Hamblin Watsa Investment Counsel Ltd, in its capacity as administrative agent under the 1.75 Lien Term Loan Credit Agreement, together with its successors and assigns in such capacity.

“1.75 Lien Collateral Agent” means Wilmington Trust, National Association (or other Person designated by the 1.75 Lien Agent), or if the 1.75 Lien Term Loan Credit Agreement ceases to exist, the collateral agent or other representative of lenders or holders of 1.75 Lien Debt designated pursuant to the terms of the 1.75 Lien Documents and the Intercreditor Agreement.

“1.75 Lien Debt” means Indebtedness under the 1.75 Lien Documents.

“1.75 Lien Documents” means the 1.75 Lien Term Loan Credit Agreement and each other Loan Document (as defined in the 1.75 Lien Term Loan Credit Agreement).

“1.75 Lien Debt Exchange” means the exchange of loans contemplated by the Exchange Agreement, to occur on the First Amendment Effective Date.

“1.75 Lien Lenders” means each Lender (as defined in the 1.75 Term Loan Credit Agreement).

“1.75 Lien Term Loan Credit Agreement” means that certain Term Loan Credit Agreement dated as of March 15, 2017 among the Borrower, the Guarantors party thereto, the lenders party thereto, the 1.75 Lien Agent and the 1.75 Lien Collateral Agent, as the same may be amended, supplemented, modified, restated, refinanced or replaced from time to time in accordance with the Intercreditor Agreement.

“Exchange Agreement” means that certain Purchase Agreement, dated as of March 15, 2017, by and between the Borrower and certain of the Lenders under this Agreement and certain of the Lenders under the Fairfax Term Loan Agreement and the other parties thereto (including Wilmington Trust National Association, as administrative agent) and all other agreements, documents, certificates and instruments delivered in connection therewith, or related thereto.

“First Amendment” means the First Amendment to this Agreement, dated as of March 15, 2017.

“First Amendment Effective Date” means the effective date of the First Amendment, such date being March 15, 2017.

1.3    Applicable Premium. The definition of “Applicable Premium” in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Applicable Premium” has the meaning assigned to such term in Section 2.07(d).

1.4    Credit Facilities. The definition of “Credit Facilities” in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Credit Facilities” means, collectively, one or more debt facilities (including, without limitation, the First Lien Credit Agreement, the 1.5 Lien Notes Indenture and the 1.75 Lien Credit Agreement), capital markets financings or other financing arrangements (including commercial paper facilities or indentures) providing for revolving credit loans, term loans, letters of credit, bankers acceptances, notes or other long-term indebtedness, including any mortgages, guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof, in whole or in part, and any indentures or credit facilities or commercial paper facilities that replace, refund, supplement or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding, supplemental or refinancing facility, arrangement or indenture that increases the amount permitted to be borrowed or issued thereunder or alters the maturity thereof or adds additional borrowers or guarantors thereunder and whether by the same or any other agent, trustee, lender or group of lenders or holders.

1.5    Eligible Assignee. The definition of “Eligible Assignee” in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) a Related Fund or an Approved Fund of a Lender, (d) solely with respect to the 1.75 Lien Debt Exchange, the Borrower and (e) any other Person (other than a natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act); provided that for the avoidance of doubt, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates except to the extent necessary to consummate the 1.75 Lien Debt Exchange (provided, further, that the immediately preceding proviso shall not apply to Fairfax Financial Holdings Limited, and any of its Affiliates or Subsidiaries).

1.6    Material Indebtedness. The definition of “Material Indebtedness” in Section 1.01 of the Credit Agreement shall be and it hereby is amended by replacing “the First Lien Documents” with “the First Lien Documents, the 1.5 Lien Note Documents, the 1.75 Lien Documents” at the beginning thereof.

1.7    Permitted Investors. The definition of “Permitted Investors” in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Permitted Investors” means (a) ESAS, (b) C. John Wilder and any Affiliate of C. John Wilder, (c) any spouse or lineal descendants (whether natural or adopted) of C. John Wilder and any trust solely for the benefit of C. John Wilder and/or his spouse and/or lineal descendants, (d) Fairfax Financial Holdings Limited, and its Affiliates and/or any and all Backstop Commitment Parties (as defined in the 1.75 Lien Credit Agreement) and (e) any group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) with respect to which Persons described in clauses (a), (b), (c) and (d) of this definition own the majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower that is owned by such group.

1.8    Priority Lien Collateral Agent. The definition of “Priority Lien Collateral Agent” in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Priority Lien Collateral Agent” means, collectively or individually as the context may require, the First Lien Agent (or other Person designated by the First Lien Agent), the 1.5 Lien Collateral Agent (or other Person designated by the 1.5 Lien Collateral Agent) and/or the 1.75 Lien Collateral Agent (or other Person designated by the 1.75 Lien Collateral Agent).

1.9    Priority Lien Debt. The definition of “Priority Lien Debt” in Section 1.01 of the Credit Agreement shall be and it hereby is amended by (x) inserting “, the 1.5 Lien Notes, the 1.75 Lien Term Loan Credit Agreement” immediately before “or any Replacement Credit Facility” at the beginning thereof and (y) deleting clause (c) in the proviso to such definition.

1.10    Priority Lien Documents. The definition of “Priority Lien Documents” in Section 1.01 of the Credit Agreement shall be and it hereby is amended by replacing “the First Lien Documents” therein with “the First Lien Documents, the 1.5 Lien Note Documents, the 1.75 Lien Documents.”

1.11    Priority Lien Obligations. The definition of “Priority Lien Obligations” in Section 1.01 of the Credit Agreement shall be and it hereby is amended by replacing “and (b)” therein with “, (b) all Indebtedness associated with the 1.5 Lien Note Documents, (c) all Indebtedness associated with the 1.75 Lien Documents and (d).”

1.12    Priority Lien Representative. The definition of “Priority Lien Representative” in Section 1.01 of the Credit Agreement shall be and it hereby is amended by replacing “or (b)” therein with “, (b) the 1.5 Lien Indenture Trustee, (c) the 1.75 Lien Agent or (d).”

1.13    Replacement Credit Facility. The definition of “Replacement Credit Facility” in Section 1.01 of the Credit Agreement shall be and it hereby is amended by replacing “the First Lien Credit Agreement” therein with “the First Lien Credit Agreement, the 1.5 Lien Notes, the 1.75 Lien Credit Agreement.”

1.14    Offers to Prepay Loans. Section 2.08 of the Credit Agreement shall be and it hereby is amended by amending and restating clause (b) (“Change of Control”) therein in its entirety to read as follows:

(b)    [Reserved].

1.15    Compliance with Laws and Agreements. Section 3.07 of the Credit Agreement shall be and it hereby is amended by replacing “the First Lien Documents” with “the First Lien Documents, the 1.5 Lien Note Documents, the 1.75 Lien Documents” in the last sentence thereof.

1.16    Amendment of Certain Sections of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following sections of the Credit Agreement and all references thereto in the Credit Agreement in their entirety:

(a)    Article V (Affirmative Covenants) and all sections therein other than Sections 5.12, 5.14 and 5.17.

(b)    Article VI (Negative Covenants) and all sections therein.

(c)    Sections (c) through (m) of Article VIII (Events of Default).

1.17    Assignments. Section 10.04(b)(2)(i) of the Credit Agreement shall be and it hereby is amended by adding “, the Borrower (for the avoidance of doubt, with such assignments to be permitted solely with respect to the 1.75 Lien Debt Exchange)” immediately after “an Approved Fund”.

1.18    Borrower Buybacks. Section 10.04(e) of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

(e) Notwithstanding anything in this Agreement to the contrary, any Lender may, solely in connection with the 1.75 Lien Debt Exchange on the First Amendment Effective Date, sell or assign all or a portion of its Loans to the Borrower to effectuate the 1.75 Debt Exchange in accordance with and as provided in the Exchange Agreement.

1.19    Intercreditor Agreement and Collateral Trust Agreement. Section 10.17 of the Credit Agreement shall be and it hereby is amended by replacing “the First Lien Lenders” with “the First Lien Lenders, the 1.5 Lien Noteholders and the 1.75 Lien Lenders” in the last sentence of clause (a) thereof.

SECTION 2. Amendment; Intercreditor Agreement; Collateral Trust Agreement; Exchange Agreement.

2.1    The Majority Lenders hereby instruct Wilmington Trust, National Association, in its capacity as Administrative Agent and in its capacity as Collateral Trustee under the Existing Agreement and the Credit Agreement, to execute and deliver this Amendment and other documents, instruments and agreements contemplated herein (including any and all amendments, amendments and restatements, modifications, supplements and acknowledgements with respect to any of the foregoing).

2.2    The Majority Lenders hereby instruct Wilmington Trust, National Association, in its capacity as Administrative Agent, to execute and deliver the Exchange Agreement (as defined above).

2.3    The Majority Lenders hereby instruct Wilmington Trust, National Association, in its capacity as Second Lien Collateral Agent under the Intercreditor Agreement, to execute and deliver the First Amendment to Intercreditor Agreement attached hereto as Exhibit A (and including the Intercreditor Agreement attached to such First Amendment to Intercreditor Agreement).

2.4    The Majority Lenders hereby instruct Wilmington Trust, National Association, in its capacity as a Parity Lien Representative under the Collateral Trust Agreement and as Collateral Trustee under the Collateral Trust Agreement, to execute and deliver the First Amendment to Collateral Trust Agreement attached hereto as Exhibit B (and including the Amended and Restated Collateral Trust Agreement attached to such First Amendment to Collateral Trust Agreement).

SECTION 3. Conditions.

3.1    Majority Lender Consent. The amendments to the Credit Agreement contained in Section 1 of this Amendment (other than Section 1.7 of this Amendment) shall be effective upon the execution and delivery of this Amendment by each Credit Party, Lenders constituting the Majority Lenders and Administrative Agent.

3.2    Super-Majority Lender Consent. The amendments to the Credit Agreement contained in Section 1.7 of this Amendment shall be effective upon the execution and delivery of this Amendment by each Credit Party, Lenders constituting the Super-Majority Lenders and Administrative Agent.

SECTION 4. Representations and Warranties of Borrower. To induce the Lenders, Administrative Agent and Collateral Trustee to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders, Administrative Agent and Collateral Trustee as follows:

4.1    Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under the Credit Agreement.

4.2    Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 5. Miscellaneous.

5.1    Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3    Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent and the Collateral Agent incurred by Administrative Agent and the Collateral Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of

New York.

5.9    Reference to and Effect on the Loan Documents.

(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING, LP

By:	Raider Marketing GP, LLC,
its general partner

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

First Amendment to

Term Loan Credit Agreement

RAIDER MARKETING GP, LLC

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

First Amendment to

Term Loan Credit Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

First Amendment to

Term Loan Credit Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

First Amendment to

Term Loan Credit Agreement

Avenue Energy Opportunities Fund, L.P., as a Lender

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

First Amendment to

Term Loan Credit Agreement

Bank of America, N.A., as a Lender

By:	/s/ Tracey-Ann Scarlett
Name:	Tracey-Ann Scarlett
Title:	Assistant Vice President

First Amendment to

Term Loan Credit Agreement

ENERGY STRATEGIC ADVISORY SERVICES LLC, as a Lender

By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Chief Financial Officer

First Amendment to

Term Loan Credit Agreement

BRIT INSURANCE (GIBRALTAR) PCC LIMITED
BRIT SYNDICATES LIMITED
CLEARWATER SELECT INSURANCE COMPANY
NEWLINE CORPORATE NAME LIMITED (SYNDICATE)
NORTHBRIDGE PERSONAL INSURANCE CORPORATION
ODYSSEY REINSURANCE COMPANY
WENTWORTH INSURANCE COMPANY LTD.
ZENITH INSURANCE COMPANY
ZENITH INSURANCE COMPANY

	By:	Hamblin Watsa Investment Counsel Ltd., its Investment Manager

By:	/s/ Paul Rivett
Name:	Paul Rivett
Title:	Chief Operating Officer

First Amendment to

Term Loan Credit Agreement

Canadian Imperial bank of Commerce, as a Lender

By:	/s/ David Evelyn
Name:	David Evelyn
Title:	General Manager

By:	/s/ Neermala Hurry
Name:	Neermala Hurry
Title:	Assistant Manager

First Amendment to

Term Loan Credit Agreement

Chou Associates Fund, as a Lender

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Chou RRSP Fund, as a Lender

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Chou Bond Fund, as a Lender

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Chou Income Fund, as a Lender

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Chou Opportunity Fund, as a Lender

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

First Amendment to

Term Loan Credit Agreement

JPMORGAN STRATEGIC INCOME OPPORTUNITIES, as a Lender

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title:	Vice President, JP Morgan Investment Management

First Amendment to

Term Loan Credit Agreement

ADVANCED SERIES TRUST – AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTOFLIO, as a Lender

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title:	Vice President, JP Morgan Investment Management

First Amendment to

Term Loan Credit Agreement

JPMORGAN TOTAL RETURN FUND, as a Lender

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title:	Vice President, JP Morgan Investment Management

First Amendment to

Term Loan Credit Agreement

JPMORGAN TAX AWARE INCOME OPPORTUNITIES FUND, as a Lender

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title:	Vice President, JP Morgan Investment Management

First Amendment to

Term Loan Credit Agreement

NB DISTRESSED DEBT INVESTMENT FUND LIMITED, as a Lender

By: Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Michael Holmberg
Name:	Michael Holmberg
Title:	Managing Director

First Amendment to

Term Loan Credit Agreement

NB DISTRESSED DEBT MASTER FUND LP, as a Lender

By: Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Michael Holmberg
Name:	Michael Holmberg
Title:	Managing Director

First Amendment to

Term Loan Credit Agreement

GEN IV INVESTMENT OPPORTUNITIES, LLC

By:	/s/ Paul Segal
Name:	Paul Segal
Title:	President

First Amendment to

Term Loan Credit Agreement

VEGA ASSET PARTNERS, L.P.

By:	/s/ Paul Segal
Name:	Paul Segal
Title:	President

First Amendment to

Term Loan Credit Agreement